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                                  UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                  SCHEDULE 14C
        Information Statement Pursuant to Section 14(c) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:
[X]  Preliminary Information Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

WORLD DIAGNOSTICS, INC.
(Name of  Registrant  As Specified In Its Charter)

Payment of Filing Fee (Check
the appropriate box):

     [X] No fee required
     [_] Fee computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid: none

     [_]  Fee paid previously with preliminary materials. N/A

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

Note. Where any item, other than Item 4, calls for information with respect to any matter to be acted upon at the meeting or, if no meeting is being held, by written authorization or consent, such item need be answered only with respect to proposals to be made by the registrant. Registrants and acquirees that meet the definition of "small business issuer" under Rule 12b-2 of the Exchange Act (ss.240.12b-2) shall refer to the disclosure items in Regulations S-B (ss.228.10 et seq. of this chapter) and not Regulation S-K (ss.229.10 et seq. of this chapter). If there is no comparable disclosure item in Regulation S-B, small business issuers need not provide the information requested. Small business issuers shall provide the financial information in Item 310 of Regulation S-B in lieu of any financial statements required by Item 1 of ss.240.14c-101.










                             WORLD DIAGNOSTICS, INC.

                         15271 NW 60th Avenue, Suite 201
                           Miami Lakes, Florida 33014
                           ------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14c-2 THEREUNDER
                           ------------------------

        NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS REQUIRED
                 IN CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
                          --------------------------

      This Information Statement, which is being mailed on or about July __, 2000 to the holders of record of shares of common stock, par value $0.001 per share ("Common Stock"), of World Diagnostics, Inc., a Delaware corporation (the "Company"), on June 30, 2000 (the "Record Date"), is being furnished in connection with resolutions adopted on July __, 2000 by stockholders holding a majority of the issued and outstanding Common Stock of the Company to amend and restate the Company's Certificate of Incorporation and By-laws and ratify the election of the members of the Board of Directors of the Company (the "Board").

      The Amended and Restated Certificate of Incorporation, Amended and Restated By-laws and ratification of the election of members of the Board will become effective upon the Company's filing of the Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware, which is anticipated to take place on or about August __, 2000 (the "Effective Date").

                                     GENERAL

      In late June 2000 the Company became aware of a technical defect in its Certificate of Incorporation and By-laws which did not affect the Company's status as a corporate entity under the of Delaware General Corporation Law (the "DGCL"), but which required remedy by the Company. In February 1997, the Company was organized as a "close corporation" under the DGCL. A close corporation is a corporation which elects, under Section 342 of the DGCL, among other things, to: be managed by its shareholders, and not by a board of directors; restrict the transfer of its stock; and restrict the ownership of its stock to no more than thirty stockholder. In the second quarter of 1999 the Company took action, including the issuance of shares of Common Stock to more than thirty holders of record, which revoked its status as a close corporation. Upon revocation of its close corporation status the Company became a "regular" corporation under the DGCL managed by its Board of Directors, however, the Company did not amend its Certificate of Incorporation and By-laws at that time. Accordingly, on the Effective Date, the Company will amend and restate its Certificate of Incorporation and By-laws and ratify the election of its current Board of Directors, all as more fully described herein. Pursuant to the provisions of the DGCL and other applicable law such actions may be approved by the written consent of the holders of at least a majority of the outstanding Common Stock entitled to vote, followed by prompt notice to the other shareholders.

      Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the Company's stockholders at least twenty (20) days prior to the Effective Date of the proposed actions to be taken as described in this Information Statement. Accordingly, this Information Statement is being sent to all stockholders of record on June 30, 2000 and is intended to serve as notice under the DGCL.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      As of the date hereof, there are 4,313,827 shares of Common Stock, par value $.001 of the Company issued and outstanding, each share having one vote. The Record Date for the actions set forth herein was determined to be the date on which it was most practicable to obtain shareholder record ownership status from the Company's transfer agent nearest to the date of filing this Information Statement.

Security Ownership of Certain Beneficial Owners, Directors and Management

      Set forth below is a table showing, as of the date hereof, the number of shares of Common Stock owned beneficially by (i) each person owning more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each officer and key management personnel of the Company, and (iv) all officers and directors as a group.

                                                             PERCENT OF
         NAME AND ADDRESS OF            AMOUNT AND             CLASS
           BENEFICIAL OWNER          NATURE OF OWNER        (4,313,827)
       -------------------------  -----------------------   -------------
       -------------------------  -----------------------   -------------

          Ken Peters                         953,450         22.10%
          11269 NW 15th Place
          Pembroke Pines, FL 33026

          Barry Peters                       952,640(1)      22.09%
          680 Harbor Street
          Venice, CA 90291

          MediaVest, Inc.                    249,640(2)
          10801 National Blvd                                 5.79%
          Suite 600
          Los Angeles, CA 90064

          Peters Family Trust                703,000(3)      16.30%
          680 Harbor Street
          Suite 600
          Los Angeles, CA 90064

          Trevor Campbell                     15,000         *
          6163 NW 182nd Terrace
          Miami, FL 33015

          Kenneth Lambley                      2,500         *
          6489 Hunters Green Court
          Indianapolis, IN 46276

          Martin Muy                          25,000(4)      *
          7489 Fairway Dr., Apt
          #403
          Miami Lakes, FL 33014
                                                             *
          Michael Kondracki                   10,700
          Deutche Bank Securities
          Argentine Pouch - 9th Floor
          31 West 52nd Street
          New York, NY 10019

          Richard P. Humbert                  10,000(5)      *
          818-3010 Beach Street
          Venice, CA 90291

          Orna L. Shulman                         (6)        *

          Intertech Corporation               50,000
          1500 Broadway
          New York, NY 10036

          Paul R. Kamps                       10,000         *
          7389 Fairway Drive, #149
          Miami Lakes, FL 33014

          Robert C. Mendes                    10,000         *
          1315 SW 99th Court
          Miami, FL 33174

          All Officers, Directors          2,039,290(7)      47.27%
          and Management as a
          group (10 Persons)
      --------------------

     (1) Of the 952,640 shares beneficially owned by Barry Peters, 249,640 are held by MediaVest, Inc., a Delaware corporation wholly owned by the Peters Family Trust, and 703,000 are held by the Peters Family Trust, of which Barry Peters is a trustee.

     (2) Shares of MediaVest, Inc. are included as beneficially owned by Barry Peters.

     (3) Shares of the Peter Family Trust are included as beneficially owned by Barry Peters.

     (4) Includes 10,000 shares of Common Stock issuable upon exercise of options to purchase 10,000 shares of Common Stock on or before April 2002.

     (5) Includes 10,000 shares of Common Stock issuable upon exercise of warrants to be issued to Mr. Humbert exercisable through June 2003.

     (6) Includes 50,000 shares of Common Stock issuable upon exercise of warrants to be issued to Ms. Shulman exercisable through June 2003.

     (7) Without duplication of the 952,640 shares shown as beneficially owned by Barry Peters.

     *    Less than 2%

                        DIRECTORS AND EXECUTIVE OFFICERS

Directors, Executive Officers, Promoters and Control Persons

      The names, ages and positions of all directors, executive officers and key management employees of the Company as of June 30, 2000 are listed below, followed by a brief account of their business experience during the past five years.

              NAME                 AGE                 POSITION
      ----------------------   ------------   ---------------------------
      ----------------------   ------------   ---------------------------

      Ken M. Peters                52         President, Chief
                                              Executive Officer and
                                              Director
      Barry Peters                 59         Chairman, Treasurer and
                                              Director
      Paul R. Kamps                36         Vice President - Finance
                                              and Administration
      Kenneth Lambley              60         Vice President - Sales
                                              and Marketing
      Martin Muy, Ph.D.            40         Vice President -
                                              Technical Affairs
      Maureen Besson               36         Vice President -
                                              Operations and Secretary
      Robert C. Mendes             32         Director of Information
                                              Technology
      Trevor Campbell, MT,         54         Director
      FMT
      Michael Kondracki            39         Director
      Richard P. Humbert           56         Director
      Orna L. Shulman              41         Director
      ----------------------   ------------   ---------------------------
      ----------------------   ------------   ---------------------------

      Ken Peters, Kenneth Lambley, Martin Muy and Trevor Campbell were elected to their positions as officers and directors of the Company in February 1998; Maureen Besson was elected Secretary in February 1998 and Vice President - Operations in October 1999; Barry Peters was elected Chairman of the Board in October 1998; Michael Kondracki was elected as a director in November 1998; Richard P. Humbert was elected as a director in May 2000; Robert Mendes was appointed Director of Information Technology in May 2000; Paul R. Kamps was elected Vice President - Finance and Administration in June 2000; and Orna L. Shulman was elected as a director in June 2000.

      KEN M. PETERS is President, Chief Executive Officer and founder of World Diagnostics, Inc. From September 1995 to August 1996 Mr. Peters was an independent consultant specializing in health care and biotechnology. From September 1996 to January 1998 Mr. Peters was Vice President of Sales and
Marketing for Biodiagnostica, Inc. From 1984 to 1994 Mr. Peters held senior international marketing positions with Pharmacia, AG, American Monitor Corp. and Flow Laboratories, Inc. Mr. Peters has extensive experience spanning a twenty-five year period in sales and marketing of diagnostic products, particularly in the international marketplace. From 1979 to 1982, Mr. Peters was the General Manager of Abbott Diagnostics, a division of Abbott Laboratories, Inc., for the Caribbean, Central and South America. Mr. Peters was instrumental in assisting the launch of several start-up ventures in the biotech industry, including Genus Diagnostics, Inc. and BioAssay Systems Corp. Ken Peters has received numerous awards from the Biomedical Marketing Association, and he has been recognized for outstanding achievements by Who's Who in American Health Care Marketing. Mr. Peters has published several articles in national journals concerning technology, healthcare and marketing, and he has been quoted in national periodicals, such as the Wall Street Journal, Clinical Chemistry Systems and others. He has spent numerous years traveling throughout South America and Europe speaks Spanish fluently. Mr. Peters received a M.A. in Economics from the University of New Mexico in 1972 and received his B.A. in Business and Economics from the City University of New York in 1969. Mr. Ken Peters, President of the Company and Mr. Barry Peters, Chairman, are brothers.

      BARRY PETERS has served as the Chairman of the Board of the Company since October 1998. Since 1997 he has also served as the Chief Executive Officer of MediaVest, Inc., a private-investment firm. From 1995 to 1997 Mr. Peters was Chairman and Chief Executive Officer of All-Comm Media Corporation. Mr. Peters has over 25 years experience in corporate development, management and finance. He is Chairman of the Board of Appian Graphics, Inc., a company specializing in multi-monitor computer displays. He is the founder and former Chairman and Chief Executive Officer of All-Comm Media Corporation (Nasdaq), a direct marketing and Internet marketing services company (now Marketing Services Group, Inc.). Previously, Mr. Peters was instrumental in sponsoring management buyouts and providing early stage financing for companies that included: Metpath, Inc., Integrated Resources, Inc., ESB Ray-O-Vac Corp., Aydin Corporation, Exide Corporation, Avco/Embassy Pictures Corp., Time/Warner, ITT Corporation, Allied Signal Companies, Inc., Borg-Warner Corporation and F. Schumacher & Co., Inc. Mr. Peters began his career as a Staff Financial Analyst for RCA Corporation. Mr. Peters received a MBA in Finance from the Baruch School of Business in 1969, and his BA in Economics from Hofstra University in 1968, graduating magna cum laude. Mr. Peters is the brother of Ken Peters, President of the Company.

      PAUL R. KAMPS joined the Company as Vice President - Finance and Administration in June 2000. Mr. Kamps is a CPA and Chartered Accountant, with over 13 years of financial and operating experience at small and mid sized companies, with particular emphasis in the international arena. From March 1999 to May 2000 Mr. Kamps was employed by E-Z Serve Convenience Stores as an independent financial consultant. From October 1998 to February 1999 he was employed by LKQ Corporation as Controller. From November 1996 to September 1998 he was employed by Proven Edge, Inc. as Controller, and from July 1995 to October 1996 Mr. Kamps was employed by Medical Resources, Inc. as an Accounting Manager. Mr. Kamps received his Bachelor of Accounting Science, with honors in 1989, from the University of South Africa, Johannesburg, South Africa, and his Bachelor of Commerce in 1987 from the University of Witwatersrand, Johannesburg, South Africa.

      ROBERT C. MENDES joined the Company as Director of Information Technology in March 2000. Prior to joining the Company, Mr. Mendes was employed by Blue Cross & Blue Shield of Florida since 1989. Mr. Mendes graduated from Barry University in 1989 with a Bachelor's degree in Computer Data Processing before working for Blue Cross & Blue Shield of Florida, where he began as a Hardware/Software Support Specialist and later as Senior Systems Analyst upon his departure. In 1997 he was certified as a Microsoft Certified Systems Engineer, and as of January, 2000, became a Microsoft Certified Trainer.

      KENNETH LAMBLEY has served as the Vice President-Sales and Marketing of the Company since December 1998. Prior to joining the Company Mr. Lambley was employed by Seradyn Diagnostics, Inc. from January 1968 to December 1998 in various executive capacities. At Seradyn, Mr. Lambley was employed in various positions beginning in sales, through marketing to a position as international sales director for Seradyn Diagnostics a subdivision of Dow Chemical which was later acquired by Mitsubishi. During his thirty-year career, his responsibilities included sales and marketing management for both diagnostic and pharmaceutical products that included direct sales to regional management of the sales force and to distribution management, including International. Mr. Lambley received his undergraduate diploma from Nottingham College, in the United Kingdom in 1963 and received his graduate degree in international marketing in 1965; he studied pharmacy in the Royal Army Medical Corps from 1963 through 1966.

      MARTIN MUY, PH.D. has served as the Vice President-Technical Affairs of the Company since April 1999. Dr. Muy has over eight years experience in developing genetically engineered diagnostic research and health technology products concerning microbiology and immunology, and immunology assays. From June 1998 until 1999 Dr. Muy was employed as Senior Product Development Manager for PharmaCorp (USA and Mexico), where he worked on commercialization of various technologies. From September 1995 to June 19987 Dr. Muy was a post-doctoral student of the University of Massachusetts and Oregon Health Sciences University. Dr. Muy was also employed as Senior Product Development Manager for PharmaCorp (USA and Mexico), where he worked on commercialization of various technologies. In addition, Dr. Muy has been engaged by such companies BPL (UK), Schering Plough (USA), Ortman Biomedics (Switzerland) and Epitope (USA). Dr. Muy also has been employed at various Research Centers performing work, including:
Earles A. Chiles Institute Providence Medical Center; The Department of Infectious Diseases at the University of Massachusetts Medical Center and Oregon Health Sciences University. Dr. Muy received his Ph.D. in Biologic Sciences from Mexico University in 1989, and his B.S. in 1985. Dr. Muy completed three post-doctoral programs at the University of Oregon from 1991 through 1997.

      MAUREEN BESSON has served as Vice President - Operations and Secretary since June 1998. Ms. Besson has over ten years experience in operations management commencing with the Intercontinental Hotel chain in Caracas Venezuela from 1987 until 1992. From 1992 to 1994 Ms. Besson was occupied full time with her family in Caracas. From 1994 to 1997 Ms. Besson was in charge of asset management for export products to South and Central America for Bio Diagnostica Inc. Ms. Besson was first employed by the Company as Administrative Assistant to the President in February 1997. Ms. Besson attended preparatory school in Syracuse New York and completed her studies in business management abroad at the University of Nuevas Profesiones in Venezuela in 1987.

      TREVOR CAMPBELL has served as a director of the Company since February 1997. Since 1983 Mr. Campbell has been the owner and been President of Microlabs Inc., Jamaica's largest private reference laboratory, which has 14 independent laboratories in Jamaica. From 1981 to 1982 Mr. Campbell served as the President of CASMET, the Caribbean Society of Medical Technologists. From 1977 to 1982, Mr. Campbell was the sales liaison for Abbott Diagnostics Jamaican distribution business in Jamaica. Mr. Campbell received a diploma in Medical Technology in June 1967 at the Public Health Service for Jamaica. Subsequently, he studied business administration at the University of the West Indies, followed by a two-year fellowship at the World Trade Institute in New York as a US AID Fellow studying International Marketing.

      MICHAEL G.S. KONDRACKI has served as a director of the Company since November 1998. Mr. Kondracki is a Director in Deutsche Bank Alex Brown, the Investment Banking Unit of Deutsche Bank AG. He has been with Deutsche since 1996, and currently is based in Buenos Aires, Argentina where he is responsible for originating and executing structured and project financings for oil, gas, power, mining, infrastructure and telecommunications companies throughout the MercoSur. Prior to joining Deutsche, Mr. Kondracki was a Vice President at Prudential Securities Incorporated where he originated and executed investment banking transactions for North and South American emerging growth companies. From 1984 to 1990, Mr. Kondracki held various positions at Citibank and Manufacturers Hanover and he was also a Consultant to the Inter-American Development Bank. He continues to serve as a Consultant to the U.S. Department of State. Mr. Kondracki graduated from the University of Scranton magna cum laude in 1982, completed a Fulbright Scholarship in Peru in 1983 and received his MBA from the Stern School of Business at New York University in 1991. Mr. Kondracki is fluent in Spanish and conversant in Portuguese.

      RICHARD P. HUMBERT has served as a director of the Company since May 2000. Mr. Humbert has 20 years experience in computer technology and information systems. Mr. Humbert has been the Director of Information Technologies for Panavision, the world's largest supplier of movie cameras and cinematography equipment since July 1997. From August 1995 to June 1997 he was Director of MIS for All-Comm Media Corporation. Prior thereto, he was President of MicroSystems, Inc., a Washington D.C. based computer software engineering and consulting company. Mr. Humbert attended Cornell University and subsequently, after serving in the United States Marine Corps, received a B.A. degree in English from the University of Maryland.

      ORNA L. SHULMAN has served as a director of the Company since June 2000. Ms. Shulman has been the Chief Operation Officer of Intertech Corporation, an international private investment firm, based in New York City, overseeing investments in real estate, manufacturing and for emerging technology and biotechnology companies in the United States and Israel, since 1989. Ms. Shulman serves on the Board of Directors of the Times Square B.I.D.; Women's Leadership Board of the John F. Kennedy School of Government, Harvard University; member of the Advisory Board, Real Estate Center, the Wharton School, University of Pennsylvania. She is also Trustee of the Washington Institute for Near East Policy, and is a Board member of the Association of Foreign Investors in Real Estate. Ms. Shulman holds a J.D. degree from Washington University School of Law, the American University, and a Bachelors degree, cum laude, from Tufts University.

      All directors hold office until the next annual meeting of shareholders of the Company and until there successors are elected and qualified. Officers hold office until the first meeting of directors following the annual meeting of shareholders and until their successors are elected and qualified, subject to earlier removal by the Board.

Certain Relationships and Related Transactions

      In May 1998, the Company entered into a $150,000 senior secured promissory note (the "Note") with MediaVest, Inc., a Delaware corporation ("MediaVest"), controlled by Barry Peters who is Chairman of the Board of the Company, and other lenders under the Note. MediaVest participated in $50,000 of the $150,000 loan to the Company. The Note bore interest at 10% per annum and had a maturity date of August 24, 1998. The Company repaid $17,500 of the Note in December 1998 through the issuance of 29,237 shares of Common Stock, with a fair value of $2.88 per share, discounted by 25% as a result of the restrictions on transfer of such shares. MediaVest and the participant lenders extended repayment of the Note until February 24, 1999 and forgave all interest through that date, in exchange for which the Company issued 200,000 shares of Common Stock at $.125 per share to be allocated among the lenders under the Note. In April 1999, the Company paid the outstanding balance of the Note through the issuance of 101,090 shares of Common Stock and payment of $45,000. The fair market value of the Common Stock was $7.00 per share at the date of extinguishment. The restricted Common Stock cannot be sold for a 12 month period from the date of issuance and after that can only be sold in accordance with Rule 144 or other applicable exemption. Due to these restrictions, the Company discounted the fair value of the Common Stock at the date of extinguishment by 25%. During the fiscal year ended March 31, 1999 ("Fiscal Year 1999"), MediaVest made short-term non interest bearing loans to the Company in the aggregate of $75,000, all of which were repaid in November 1999.

      During the fiscal year ended March 31, 2000 ("Fiscal Year 2000") and Fiscal Year 1999, one of the Company's largest customers was Microlabs, Inc., of which Trevor Campbell, a director of the Company, is President and owner. Microlabs, Inc.'s purchases represented approximately 14% of the Company's gross revenues for Fiscal Year 2000 and 21% of the Company's gross revenues for Fiscal Year 1999.

      There are no other material transactions between the Company and any of its affiliates except as set forth herein.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they filed.

      To the Company's knowledge, based solely on the Company's review of Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership) and Forms 5 (Annual Statement of Changes in Beneficial Ownership) furnished to the Company, all persons filed such forms in a timely manner.

Committees and Meetings of the Board of Directors

      The Company currently does not have a standing audit committee, nominating committee or compensation committee of its Board of Directors or other committees performing similar functions. On the Effective Date, the Company will establish, by resolutions of the Board of Directors, a standing audit committee, compensation committee and nominating committee.

      During Fiscal Year 2000, the Company's Board of Directors held meetings or took action by unanimous written consent of the Board of Directors eleven times. No member of the Board of Directors attended or participated in fewer than 75% of the aggregate of the total number of meetings and actions of the Board of Directors during Fiscal Year 2000.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Ken Peters, the President and Chief Executive Officer of the Company, received a salary of $58,000 and a bonus of $10,000 in Fiscal Year 2000, and a salary of $58,000 and a bonus of $5,000 in Fiscal Year 1999. The Company maintains a $2 million keyman life insurance policy on Mr. Peters under which the Company is the beneficiary. No other person received compensation in excess of $100,000 per annum for Fiscal Year 2000 or Fiscal Year 1999.

      The Company compensates its directors $1,500 annually to attend board meetings and, from time to time, grants directors warrants to purchase shares of the Company's Common Stock.

      In May 2000, as an inducement to join the Board of Directors of the Company, the Company granted Richard P. Humbert the right to purchase for Five Hundred Dollars ($500.00) warrants to purchase Ten Thousand (10,000) shares of Common Stock at an exercise price of $3.50 per share. The warrants will be exercisable for a period of three (3) years. The shares issued upon exercise of the warrants may not be transferred without the written consent of the Company. The $3.50 warrant price per share is subject to adjustment to be equal to the lowest price of any equity securities issued by the Company during the period firm May 2000 through September 5, 2000. The warrant shares will be restricted securities under Rule 144 of the Exchange Act.

      In June 2000, as an inducement to join the Board of Directors of the Company, the Company granted Orna L. Shulman the right to purchase for Twenty-Five Hundred Dollars ($2,500.00) warrants to purchase Fifty Thousand (50,000) shares of Common Stock at an exercise price of $3.50 per share. The warrants will be exercisable for a period of three (3) years. The shares issued upon exercise of the warrants may not be transferred without the written consent of the Company. The $3.50 warrant price per share is subject to adjustment to be equal to the lowest price of any equity securities issued by the Company during the period from June 2000 through October 4, 2000. The warrant shares will be restricted securities under Rule 144 of the Exchange Act.

                            THE AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION AND
                          AMENDED AND RESTATED BY-LAWS

      The following summary of certain provisions of the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is qualified in all respects to terms and provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws, copies of which are annexed to this Information Statement as Annex I and Annex II, respectively.

The Amended and Restated Certificate of Incorporation

      Presently, the Company's Certificate of Incorporation does not comport with the Company's election not to be a "close corporation" and provides, among other things, that (i) the Company's capital stock, exclusive of treasury shares, shall not be held of record by more than thirty persons, (ii) all of the issued capital stock of the Company shall be subject to restrictions on transfer as such may be permitted under Section 202 of the DGCL, and (iii) the Company shall not make an offer of any of its capital stock which would constitute a "public offering" within the meaning of the Securities Act of 1933.

      On the Effective Date, (i) the restrictions set forth in the preceding paragraph will no longer apply to the Company, (ii) the Company's Amended and Restate Certificate of Incorporation will conform to the Company's election not to be a close corporation, and (iii) the number of shares of stock which the Company is authorized to issue will be increased from 10,000,000 to 15,000,000; 10,000,000 shares of which will be Common Stock and 5,000,000 shares of which will be undesignated preferred stock. In addition, the Amended and Restate Certificate of Incorporation will generally provide, among other things, as follows:

      Name - The name of the Company will remain World Diagnostics, Inc.

      Address - The address of the registered office of the corporation in the State of Delaware will remain at 1313 N. Morliet Street, Wilmington, DE 19801-11511. The name and address of the corporation's registered agent in the State of Delaware will continue to be The Company Corporation, 1313 N. Morliet Street, Wilmington, DE 19801-11511.

      Purpose - The purpose of the corporation will continue to be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

      Meetings of Stockholders - Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the corporation may be kept (subject to any provision contained in statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-laws of the corporation.

      Stock - The total number of shares of stock which the corporation shall have authority to issue will be increased to Fifteen Million (15,000,000), of which Ten Million (10,000,000) shares shall be common stock, par value $.001 per share, and Five Million (5,000,000) shares shall be preferred stock, par value $0.001 per share (the "Preferred Stock"). The number of authorized shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stockholders of the Corporation.

      Rights and Powers of Common Stock

      Voting Rights and Powers - Except as otherwise provided in the Amended and Restated Certificate of Incorporation or in the DGCL, the holders of the outstanding shares of Common Stock shall vote together with the holders of all other classes and series of voting capital stock with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent. Holders of Common Stock shall be entitled to cast one vote in person or by proxy for each share of Common Stock standing in his, her or its name as of the record date for determining stockholders entitled to vote upon or consent to the matter under consideration.

      Dividends and Distributions - Subject to the rights of the holders of shares of Preferred Stock of any class then outstanding, holders of shares of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors out of assets or funds of the corporation legally available therefore.

      Preferred Stock

       Authority will be granted to the Board from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences and relative, participating, optional or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board with respect to each such series shall include, but not be limited to, the determination of the following: (i) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board, (ii) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series, (iii) whether or not the shares of such series shall be subject to redemption by the corporation and the times, prices and other terms and conditions of such redemption, (iv) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof, (v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange, (vi) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof, (vii) the rights of the shares of such series in the event of any liquidation, dissolution or winding up of the corporation or upon any distribution of its assets, and (viii) any other powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions of the Amended and Restated Certificate of Incorporation.

      Amendment to By-laws - The Board of Directors is expressly authorized to make, alter and repeal the By-laws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any By-law whether adopted by them or otherwise.

      Liability of Directors - No person who is or was a director of the corporation will be personally liable to the corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Amended and Restated Certificate of Incorporation inconsistent with this provision shall apply to or have any effect on the liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal or adoption of any inconsistent provision. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

      Indemnification - The corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement or otherwise, will not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      The corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      Any indemnification (unless ordered by a court) will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding,
(ii) if such a quorum is not obtainable or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the corporation.

      Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in these provisions. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

      The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the DGCL

      The indemnification and advancement of expenses provided by the corporation will, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Amendments to Certificate of Incorporation - The corporation may amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Delaware at the time in force, and all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to the Certificate of Incorporation are subject to the rights of the corporation to amend its Certificate of incorporation as a future date.

The Amended and Restated By-laws

      Presently, the Company's By-laws do not reflect that the Company is managed by its Board of Directors in accordance with the Company's election not to be a "close corporation." On the Effective Date, the Company's Amended and Restated By-laws will conform to the Company's election not to be a close corporation and generally provide, among other things, as follows:

      Offices and Branches - The corporation will maintain a registered office in the State of Delaware and may have such other offices in or about the State of Delaware as the Board of Directors determines.

      Meetings of Stockholders - Annual meetings of stockholders for the election of directors and the transaction of other business will be held as the Board of Directors determines each year. Special meetings of stockholders may be called by the Chairman, President or Secretary or by the directors. Unless otherwise required by applicable law, no annual meetings of stockholders need by held if all actions required by the DGCL to be taken at such meeting are taken by written consent in lieu of meeting.

      Voting - Each stockholder shall be entitled to one vote in person or by proxy for each share of stock entitled to vote which is registered in the name on the record date for meetings of stockholders. Elections for directors and all other matters shall be decided by majority vote, except as otherwise required by the Certificate of Incorporation or by law. Except as otherwise required by law, the holders of a majority of the stock of the corporation entitled to vote in present, in person or by proxy, will constitute a quorum at all meeting of the stockholders.

      Stockholders List - A complete list of stockholders entitled to vote at any meeting of stockholders showing the address of each stockholder and the number of shares registered in his name will be open to examination by any stockholder for any purpose germane to the stockholders' meeting.

      Action Without Meeting - Any action required or permitted to be taken at any annual or special meeting of stockholders, including without limitation, election of directors, may be taken without a meeting. If a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of such action without a meeting by less than unanimous written consent will be given to all stockholders who did not consent in writing to such action.

      Directors - The Board of Directors of the corporation will consist of not more than nine nor less than one member as determined from time to time by resolution of the stockholders or the Board of Directors. Each director shall be elected to serve until the next annual meeting of the stockholders until their respective successors have been fairly elected and qualified. The number of directors may be increased or decreased from time to time by amendment to the By-laws made by a majority of the Board of Directors or by the shareholders. The directors shall exercise all of the powers of the corporation except as are conferred by the Certificate of Incorporation, the By-laws or laws reserved to the stockholders.

      Vacancies - Subject to the rights of he holders of a series of any preferred stock, newly created directorships or if the office of any director or member of a committee or officer becomes vacant for any reason, the remaining directors (although less than a quorum) by a majority of vote may elect a successor who shall hold office for such person's unexpired term.

      Removal - Any director may be removed with or without cause at any time by the affirmative vote of the holders of the majority of all the shares of stock outstanding and entitled to vote.

      Meetings - Regular meetings of the Board of Directors will be held as established from time to time by the Board of Directors. The Chairman, President or the Secretary may call, and at the request of any three directors, must call, a meeting of the Board of Directors of the corporation. Members of the Board of Directors may participate in any meeting by means of a conference telephone that enables all persons participating in the meeting to hear each other. Actions by a majority of the directors present at a meeting at which a quorum is present will constitute the act of the Board of Directors. A majority of the directors shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if written consent is signed by all members of the Board of Directors.

      Compensation - Directors may receive such compensation (including reimbursement of expenses) for their services as directors as the Board of Directors shall, from time to time, determine by resolution. Receipt of such compensation will not preclude any director form serving the corporation in any other capacity and receiving compensation therefore.

      Committees of the Board of Directors - The Board of Directors, by a vote of the majority of the whole Board, may from time to time designate committees of the Board with such lawfully delegated powers and duties as the Board confers upon such committee to serve at the pleasure of the Board, provided, however, that no such committee shall have such power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation under Section 251 or 252 of the DGCL, recommend to the stockholders the sale, lease or exchange of all or substantially all the corporation's property and assets, recommend to the stockholders a dissolution of the corporation or the revocation of a dissolution, or amend the By-laws.

      Officers - The officers of the corporation shall be the President, one or more Vice Presidents, a Treasurer, a Secretary and one or more Assistant Secretaries, all of whom shall be elected by the Board of Directors. Each officer shall hold office until his successor is elected and qualified or until his earlier resignation or removal. None of the officers of the corporation need be directors. Two or more offices may be held by the same person and any officer may be removed at any time, with or without cause by the Board of Directors. The Board of Directors may elect a Chairman of the Board of Directors and such other officers or agents as it deems advisable.

      Stock - Certificates of stock signed by the President or Vice President, and by the Treasurer or Assistant Treasurer, or the Secretary or an Assistant Secretary, shall be issued to each stockholder, certifying the number of shares owned by him in the corporation. Any of, or all of, the signatures on the certificates may be facsimiles. A new certificate of stock may be issued in the place of any certificate previously issued by the corporation alleged to have been lost, stolen or destroyed, and the Directors may, in their discretion, require the owner of the lost, stolen or destroyed certificate to give the corporation a bond in such sum as they may direct to indemnify the corporation against any damages on account of the alleged loss, theft or destructions.

      Stock Ledger - A stock ledger will be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the shares evidenced by each certificate evidencing shares issued by the corporation, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares stand on the stock ledger of the corporation shall be deemed the owner and recordholder thereof for all purposes.

      Transfers of Stock - Transfers of stock shall be made only upon the transfer books of the corporation kept in an office of the corporation or by the transfer agents designated to transfer shares of the stock of the corporation. Upon surrender to the corporation or its transfer agent of the certificate for shares duly endorsed or accompanied by proper evidence of succession, the corporation shall issue or cause its transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and cancel the transaction upon its books.

      Addresses of Stockholders - Each stockholder is required to designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such stockholder, and, if any stockholder shall fail to designate such an address, corporate notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the corporation or at the last known mailing address of such stockholder.

      Stockholders Record Date - In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Regulations - The Board may make such other rules and regulations as it may deem expedient, not inconsistent with the By-laws, concerning the issue, transfer and registration of certificates evidencing shares.

      Notice and Waiver of Notice - Whenever any notice is required to be given, personal notice shall not be necessary unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, first class mail (air-mail if to an address outside of the United States), postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, in which case such notice shall be deemed given on the day of such mailing, unless it is notice of a directors' meeting, in which case such notice shall be deemed given five (5) days after the date of such mailing. Notice may also be given personally, against receipt, or by telegram, telex or similar communication and notice so given shall be deemed given when so delivered personally or when delivered for transmission. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

      Whenever any notice whatsoever is required or permitted to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation or the By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time such notice is required to be given, shall be deemed equivalent thereto. A telegram, telex or similar communication waiving any such notice sent by a person entitled to notice shall be deemed equivalent to a waiver in writing signed by such person. Neither the business nor the purpose of any meeting need be specified in any waiver.

      Amendments to By-laws by Shareholders - The By-laws may be amended at any shareholders' meeting by vote of the shareholders holding a majority (unless the Certificate of Incorporation requires a larger vote) of the outstanding stock having voting power, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

      Amendments to By-laws by Directors - The Board of Directors may also amend these By-laws at any regular or special meeting of the Board by a majority vote (unless the Certificate of Incorporation requires a larger vote) of the entire Board, but any By-laws so made by the Board of Directors may be altered or repealed by the shareholders.

                      RATIFICATION OF ELECTION OF DIRECTORS

      On the Effective Date, the following persons' status as members of the Board of Directors of the Company will be ratified:


              NAME                 AGE                 POSITION
      ----------------------   ------------   ---------------------------

      Ken M. Peters                52         President, Chief
                                              Executive Officer and
                                              Director

      Barry Peters                 59         Chairman, Treasurer and
                                              Director

      Trevor Campbell, MT,         54         Director
      FMT

      Michael Kondracki            39         Director

      Richard P. Humbert           56         Director

      Orna L. Shulman              41         Director
      ----------------------   ------------   ---------------------------


      All directors will continue to hold office until the next annual meeting of shareholders of the Company and until their successors are elected and qualify.

SEE "VOTING SECURITES AND PRINCIPAL HOLDERS THEREOF," "DIRECTORS AND EXECUTIVE OFFICERS" AND "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS"

                                                                         ANNEX I

                                   AMENDED AND
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             WORLD DIAGNOSTICS, INC.


            World Diagnostics, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

            1. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was February 3, 1997.

            2. A Certificate of Amendment to the Corporation's Certification of Incorporation was filed with the Secretary of State of the State of Delaware on June 15, 1998.

            3. This Amended and Restated Certificate of Incorporation (the "Certificate") has been adopted pursuant to Sections 242 and 245 of the DGCL and restates and amends the provisions of the Certificate of Incorporation of the Corporation.

            4. The Board of Directors of the Corporation (the "Board") adopted resolutions dated July __, 2000 proposing and declaring advisable the amendment and restatement of the Certificate of Incorporation, that such amendment and restatement of the Certificate of Incorporation was approved by written consent of a majority of the stockholders of the Corporation dated as of July__, 2000 pursuant to Section 228 of the GCL, and that such resolutions so approved by the Board and a majority of the stockholders of the Corporation read as follows:

      RESOLVED, that the text of the Certificate of Incorporation be amended and restated to read in its entirety as follows:

            FIRST: The name of the corporation is World Diagnostics, Inc. (the "Corporation").

            SECOND: The address of the registered office of the Corporation in the State of Delaware is 1313 N. Morliet Street, Wilmington, DE 19801-11511, County of New Castle. The name and address of the Corporation's registered agent in the State of Delaware is The Company Corporation, 1313 N. Morliet Street, Wilmington, DE 19801-11511.

            THIRD: The purpose of the Corporation is to engage in any lawful act
or  activity  for  which   corporations  may  be  organized  under  the  General
Corporation Law of the State of Delaware.

            FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million (15,000,000), of which Ten Million (10,000,000) shares shall be designated common stock, par value $.001 per share ("Common Stock"), and Five Million (5,000,000) shall be preferred Stock, par value $0.001 per share ("Preferred Stock").

            The number of authorized shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation.

      A.    Rights and Powers of Common Stock.

            1. Voting Rights and Powers. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or in the DGCL, the holders of the outstanding shares of Common Stock shall vote together with the holders of all other classes and series of voting capital stock with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent. Holders of Common Stock shall be entitled to cast one vote in person or by proxy for each share of Common Stock standing in his, her or its name as of the record date for determining stockholders entitled to vote upon or consent to the matter under consideration.

            2. Dividends and Distributions. Subject to the rights of the holders of shares of Preferred Stock of any class then outstanding, holders of shares of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of this Corporation as may be declared thereon by the Board of Directors (the "Board") out of assets or funds of this Corporation legally available therefore.

      B.    Preferred Stock.

            Authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences and relative, participating, optional or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board with respect to each such series shall include, but not be limited to, the determination of the following:

            1. the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board;

            2. the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

            3. whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

            4. whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

            5. whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

            6. whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

            7. the rights of the shares of such series in the event of any liquidation, dissolution or winding up of the Corporation or upon any distribution of its assets; and

            8. any other powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

            FIFTH: Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

            SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

            SEVENTH: No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the GCL of the State of Delaware or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the certificate of incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of any inconsistent provision. If the Delaware GCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware GCL as so amended.

      The Corporation is authorized to provide indemnification of agents (as defined in Section 145 of the GCL) for any breach of duty to the Corporation and its stockholders through Bylaw provisions, through agreements with the agents, and/or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 145 of the GCL, subject to the limitations on such excess indemnification set forth in Section 102 of the GCL.

            EIGHTH:  The  Corporation  reserves the right at any time,  and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Delaware at the time in force; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article VIII.

      IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by _______________, its ___________, this day of August, 2000.


                              By:
                                    ------------------------------

                                                                        ANNEX II
                                    BY - LAWS
                                       OF
                             WORLD DIAGNOSTICS, INC.

                                    ARTICLE I

                              OFFICES AND BRANCHES

      SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be located at the principal place of business in said state of the corporation or individual acting as the Corporation's registered agent.

      SECTION     2.    OTHER  OFFICES.   The   Corporation   may  have  other
offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select.

      SECTION 3. FOREIGN OFFICES AND BRANCHES. The Corporation shall have the authority to establish and operate branches and offices and otherwise legally qualify to do business, carry on business operations, and create, manage and participate in subsidiaries, investments, partnerships, funds joint ventures or any other form of business operation, and to purchase lease, sell, own and operate property of every description, in any and all foreign countries outside of the United States.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      SECTION 1. ANNUAL MEETINGS. An annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such date, time and place, either within or without the State of Delaware, as the Board of Directors shall determine each year; provided, however, that unless required by applicable law, no annual meeting of stockholders need be held if all actions, including the election of Directors, required by the DGCL to be taken at such annual meeting are taken by written consent in lieu of meeting.

      SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose may be called by the Chairman, President or the Secretary or by the directors, and may be held at any date, time and place, within or without the State of Delaware, as shall be stated in the notice of meeting.

      SECTION 3. NOTICE OF MEETINGS. Written notice of each annual or special meeting of the stockholders, stating the place, date and time of the meeting, and in the case of a special meeting the purpose of such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting, at such address as appears on the records of the Corporation

      SECTION 4. VOTING. Each stockholder shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote which is registered in name on the record date for the meeting. Elections for directors and all other matters shall be decided by majority vote except as otherwise required by the certificate of incorporation or by law.

      SECTION 5. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express, in writing, consent to or dissent from any action of stockholders without a meeting may authorize another person or persons to act for such stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than three (3) years from its date, unless the proxy provides for a longer period.

      SECTION 6. QUORUM. Except as otherwise required by law, the holders of a majority of the stock of the corporation entitled to vote, present in person or by proxy, shall constitute a quorum at all meetings of the stockholders. If a quorum shall not be present at any meeting, the chairman of the meeting or a majority of the holders of the stock of the Corporation entitled to vote who are present at such meeting, in person or by proxy, shall have the power to adjourn the meeting to another place, date, or time, without notice other than announcement at the meeting; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At any adjourned meeting any business may be transacted which might have been transacted at the original meeting.

      SECTION 7. STOCKHOLDERS LIST. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The stockholders list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      SECTION 8. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any annual or special meeting of stockholders, including, without limitation, election of directors, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                                    DIRECTORS

      SECTION 1. NUMBER AND TERM. The number of directors constituting the entire Board shall be not more than nine (9) nor less than one (1) member, as fixed from time to time by resolution of the stockholders or the Board of Directors. The directors shall be elected to serve until the next annual meeting of the stockholders and until their respective successors shall have been elected and qualified. The number of directors may be increased or decreased from time to time by amendment to these By-Laws made by a majority of the Board of Directors or by the shareholders.

                        Whenever  the   authorized   number  of  directors  is
increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the Board which are being eliminated by the decrease.

      SECTION 2. RESIGNATIONS. Any director, member of a committee or officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman, President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.

      SECTION 3. VACANCIES. Subject to the rights of the holders of a series of any preferred stock with respect to such series of preferred stock, newly created directorships resulting from any increase in the authorized number of Directors or if the office of any director, member of a committee or officer becomes vacant for any reason, the remaining directors in office, though less than a quorum, by a majority vote, may elect a successor who shall hold office for the unexpired term and until his successor shall be elected and qualified.

      SECTION 4. REMOVAL. Any director or directors may be removed with or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote.

      SECTION 5. POWERS. The Board of Directors shall exercise all of the powers of the Corporation except such as are by law, or by the certificate of incorporation or by these By-laws conferred upon or reserved to the stockholders.

      SECTION 6. MEETINGS. Regular meetings of the Board of Directors may be held without notice at such dates, times and places as shall be established from time to time by the Board of Directors and publicized among all directors. The Chairman, President or the Secretary may call, and at the request of any three
(3) directors must call, on at least twenty-four hours' prior written notice of the date, time and place thereof given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

                        Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of such Board or committee, by means of a conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                        Action by a majority of the directors present at a meeting at which a quorum is present shall constitute the act of the Board of Directors.

      SECTION 7. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Directors, a majority of those present may adjourn the meeting to another place, date or time, without further notice (other than announcement at the meeting) or waiver thereof.

      SECTION 8. COMPENSATION. Directors may receive such compensation for their services as directors as the Board of Directors shall from time to time determine by resolution. In addition, as determined by the Board, directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as Directors. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

      SECTION 9. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

      SECTION 10. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board, and shall elect a director or directors to serve as the member or members of those committees, designating, if it desires, other directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. Subject to the terms and provisions of the Certificate of Incorporation, any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation under Section 251 or 252 of the DGCL, recommending to the stockholders the sale, lease or exchange of all or substantially all the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or the revocation of a dissolution, or amending these By-laws; and provided further, however, that, unless expressly so provided in the resolution of the Board designating such committee, and subject to the terms and provisions of the Certificate of Incorporation, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.
      .
                                   ARTICLE IV

                                    OFFICERS

      SECTION 1. GENERALLY. The officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer, a Secretary and one or more Assistant Secretaries, all of whom shall be elected by the Board of Directors. Each officer shall hold office until his successor is elected and qualified or until his earlier resignation or removal. The Board of Directors may elect a Chairman of the Board of Directors and such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. None of the officers of the Corporation need be directors. Two or more offices may be held by the same person. Any officer may be removed at any time, with or without cause, by the Board of Directors.

      SECTION 2. CHAIRMAN. The Chairman shall have such powers and shall perform such duties as shall from time to time be designated by the Board of Directors. The Chairman shall preside at all meetings of the stockholders and of the Board of Directors.

      SECTION 3. PRESIDENT. The President shall be the Chief Executive Officer and the Chief Operating Officer of the Corporation. Subject to the provisions of these By-laws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the offices of Chief Executive Officer and Chief Operating Officer or which from time to time are delegated to him by the Board of Directors. The President shall have power to sign, in the name of the Corporation, all authorized stock certificates, contracts, documents, tax returns, instruments, checks and bonds or other obligations of the Corporation and shall have general supervision and direction of all of the other officers and agents of the Corporation.

      SECTION 4. VICE-PRESIDENTS. Each Vice-President shall have such powers and shall perform such duties as shall from time to time be designated by the Board of Directors.

      SECTION 5. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

                        The  Treasurer   shall   disburse  the  funds  of  the
Corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

      SECTION 6. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, directors, or stockholders, upon whose requisition the meeting is called as provided in the By-laws. He shall record all the proceedings of the meetings of the Corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

      SECTION 7. ASSISTANT SECRETARIES. Each Assistant Secretary shall have such powers and shall perform such duties as shall from time to time be designated by the Board of Directors.

      SECTION 8. ADDITIONAL POWERS OF OFFICERS. In addition to the powers specifically provided in these By-laws, each officer (including officers other than those referred to in these By-laws) shall have such other or additional authority and perform such duties as the Board of Directors may from time to time determine.

      SECTION 9. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

                                    ARTICLE V

                                      STOCK

      SECTION 1. CERTIFICATES OF STOCK. Certificates of stock, signed by the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, shall be issued to each stockholder, certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificates may be facsimiles. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such officer had held such office on the date of issue

      SECTION 2. STOCK LEDGER. A stock ledger in one or more counterparts shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the shares evidenced by each certificate evidencing shares issued by the Corporation, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

      SECTION 3. LOST, STOLEN OR DESTROYED CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, and the directors may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond, in such sum as they may direct, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

      SECTION 4. ADDRESSES OF STOCKHOLDERS. Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such stockholder, and, if any stockholder shall fail to so designate such an address, corporate notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such stockholder.

      SECTION 5. TRANSFER OF SHARES. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Upon surrender to the Corporation or its transfer agent of a certificate for shares duly indorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue or cause its transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      SECTION 6. STOCKHOLDERS RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      SECTION 7. REGULATIONS. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates evidencing shares

                                   ARTICLE VI

                                  MISCELLANEOUS

      SECTION 1. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend, there may be set apart out of any funds of the Corporation available for dividends such sum as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

      SECTION 2. SEAL. The corporate seal shall be circular in form and shall contain the name of the Corporation the year of its creation and the words "CORPORATE SEAL" and "DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

      SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be determined by the Board of Directors.

      SECTION 4. CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by the Board of Directors.

      SECTION 5. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given, personal notice shall not be necessary unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, first class mail (air-mail if to an address outside of the United States), postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, in which case such notice shall be deemed given on the day of such mailing, unless it is notice of a directors' meeting, in which case such notice shall be deemed given five (5) days after the date of such mailing. Notice may also be given personally, against receipt, or by telegram, telex or similar communication and notice so given shall be deemed given when so delivered personally or when delivered for transmission.

                        Stockholders   not  entitled  to  vote  shall  not  be
entitled to receive notice of any meetings except as otherwise provided by statute.

                        Whenever   any  notice   whatsoever   is  required  or
permitted to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time such notice is required to be given, shall be deemed equivalent thereto. A telegram, telex or similar communication waiving any such notice sent by a person entitled to notice shall be deemed equivalent to a waiver in writing signed by such person. Neither the business nor the purpose of any meeting need be specified in any waiver.

                                   ARTICLE VII

                                   AMENDMENTS

      SECTION 1. BY SHAREHOLDERS. These By-Laws may be amended at any shareholders' meeting by vote of the shareholders holding a majority (unless the Certificate of Incorporation requires a larger vote) of the outstanding stock having voting power, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

      SECTION 2. BY DIRECTORS. - The Board of Directors may also amend these By-Laws at any regular or special meeting of the Board by a majority vote (unless the Certificate of Incorporation requires a larger vote) of the entire Board, but any By-Laws so made by the Board of Directors may be altered or repealed by the shareholders.